Revenues (Details) - Schedule of composition of contract liabilities - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020
Schedule of composition of contract liabilities [Abstract]
Current contract liabilities		$ 108	$ 849
Non-current contract liabilities	[1]		1,800
Contract liabilities		$ 108	$ 2,649

[1]	On June 3, 2019, the Company entered into a Licensing and Sale Agreement with Shanghai Golden Grand-Medical Instruments Ltd. (hereinafter “Golden Grand”) for the know-how licensing and sale of goods relating to MUSE system in China, Hong Kong, Taiwan and Macao. Under the agreement, the Company committed to provide a license, training services and goods to Golden Grand in consideration for USD 3 million to be paid to the Company in four milestones-based installments. As of December 31, 2021, the Company collected USD 2.4 thousands and recognized all the amount collected as revenue.